                                                                   EXHIBIT 10.30


CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS MARKED BY AN **, HAVE BEEN SUBMITTED TO THE COMMISSION WITH THE CONFIDENTIAL TREATMENT REQUEST


  [VASCO LOGO]

    Advanced
 Authentication
Technologies(TM)

                                 PURCHASE ORDER
                           VASCO DATA SECURITY, INC.



SHIP TO         VASCO Data Security, Inc.
and Bill To:    1919 South Highland Avenue                            PURCHASE ORDER: V6G2201
                Suite 118-C                                           DATE: July 22, 1996
                Lombard, IL 60148
                                                                      X   CONFIRMING
                TEL: (708) 932-8844                                       TAXABLE
                FAX: (708) 495-0279                                   X   RESALE (#1912-8541)

VENDOR:         National Electronic & Watch Co. LTD.                  VENDOR PO #:
                15/F Shing Dao IND. BLDG.
                232 Aberdeen Main Road
                Aberdeen, Hong Kong

                TEL: 852-2554-1151
                FAX: 852-2873-1737
                                                                                                        UNIT PRICE      TOTAL
 ITEM              QTY              PART NUMBER/DESCRIPTION                                               (usd)         (usd)
------------------------------------------------------------------------------------------------------------------------------------
S15                TBD              Access Key II in Black Gray Color                                       **

                                    Consigned Materials:

                                    1 - CMOS DIE Micronix MX921
                                    1 - DL4148
                                    1 - Filter (same as S2)
                                    4 - Photo diode (same as s2)
                                    1 - Serial NBR Label
                                    11 - FS-30-7.7-30 Dome Switch or  1-Modified Keypad if available
------------------------------------------------------------------------------------------------------------------------------------
S15                TBD              Access Key II in Green Color                                            **

                                    Consigned Materials:

                                    1 - CMOS DIE Micronix MX921
                                    1 - DL4148
                                    1 - Filter (same as S2)
                                    4 - Photo diode (same as s2)
                                    1 - Serial NBR Label
                                    09 - FS-30-7.7-30 Dome Switch or  1-Modified Keypad if available
------------------------------------------------------------------------------------------------------------------------------------

                    **              <-----------TOTAL------------------------------------------------->              $1,390,000.00
====================================================================================================================================

INSTRUCTIONS/COMMENTS:

A modified keypad design currently under investigation may be implemented during the course of production against this PO Once the modification is accepted, a running change should take place. Since materials used in the production of these two units is identical, specific quantities of each unit required do not need to be stated. A total of ** units (S15GRN and S15BLK) will be manufactured against this PO



Delivery Schedule:  ** S15 GRN per week beginning the week of 10 August.  The delivery schedule can be modified by VDSI with a 30 day notice and is subject to availability of VDSI supplied consigned materials. NEWCO will give VDSI 60 days notice of projected inventory shortages of consigned materials with the exception of the CMOS DIE which requires
                    14 week notification.

Payment: 20% value of one month's production as deposit. Each shipment to be paid by T/T 1 week prior to shipment. Failure of NEWCO to ship units within that one week time frame will change payment terms to payment upon receipt of units by VDSI.

Packing: 5 pcs. packed in one bar, 25 pcs. per one polyfoam box, 100 pcs. per outer carton.

Costs of unit:      VDSI reserves the right to amend this PO in 50K increments within 12 months in order to receive the lower unit cost for all remaining undelivered units.

Req. Pass Rate:     The fallout rates for consigned materials provided to NEWCO by VDSI shall be:

                    MX921 -               3%
                    CD1705 -              2%
                    Filters -             2%
                    Domes -               2%
                    DL4148 -              2%
                    S/N Labels -          2%


                    VDSI will accept a 2.0% yield loss not including yield loss due to defective consigned materials. VDSI requires all defective consigned materials to be returned to VDSI for inspection within 30 days of detection. NEWCO will credit VDSI for all returned product for repair or replacement under the following schedule:

                    o VDSI will ship all returned keys to NEWCO for repair
                      or replacement.

                    o NEWCO will credit VDSI for the cost of NEWCO labor.

                    o NEWCO will purchase from VDSI any consigned materials
                      necessary to repair or replace the units.

                    o Upon completion of the repair or replacement of the
                      units, NEWCO will ship the units and invoice VDSI for the cost of NEWCO labor.

                    THE CURRENT PO WILL NOT BE FINALIZED UNTIL PAST DEFECTIVE MATERIAL ISSUES HAVE BEEN RESOLVED WITH APPROPRIATE CREDITS GIVEN.



APPROVED:/s/  Signed                              APPROVED:___________________
(Buyer)  -----------------------                  (Seller)
               VASCO Data Security, Inc.               National Electronics & Watch Co., LTD.
               John C. Haggard                         Ricky Wai
               President                               Managing Director

DATE:          7-22-96                      DATE:          _______________

                     NATIONAL ELECTRONICS & WATCH CO., LTD.
                     EXPORTERS, IMPORTERS AND MANUFACTURERS


15/F SHING DAO IND. BLDG.  TEL: 2554 1151         BANKERS
232 ABERDEEN MAIN ROAD     FAX: 2873 1737         BANK OF AMERICA N.T & S.A
ABERDEEN, HONG KONG        TELEX: 83212 TARLY HX  SANWA BANK
--------------------------------------------------------------------------------

                   ORDER CONFIRMATION       NO. (  13771   )
                   -----------------------------------------

To:  VASCO DATA SECURITY, INC.              Date        :  06/AUGUST/96
      1919 S HIGHLAND AVENUE,
      SUITE 118-C LOMBARD,                  Your Order  :  V6G2201
      IL 60148,
      U.S.A.


This document is an Order Confirmation for the following merchandise(s).
Please confirm and accept it by signing the duplicate copy and returning to us.


======================================================================================================
Model               Quantity                                                Unit             Amount
Number               (PCS.)                    Description                  Price            FOB H.K.
======================================================================================================
815                    **         ACCESS KEY 11 IN GREEN AND BLACK CASE.    USD              USD
815                               CONSIGNED MATERIALS:                       **            1390,000.00
                                  CMOS DIE-MICRONIX MX921 X1
                                  IN4148 DIODE X1
                                  FILTERS X1
                                  PHOTODIODE X1
                                  SERIAL NBR LABEL X1
                                  FS-30-7.7-30 DOME SWITCH X9
                       **         OR MODIFIED KEYPAD IF AVAILABLE

REMARK:           N.E.W. REQUIRED SPARE FOR YIELD LOSS OF CONSIGNED MATERIALS :-
                  CMOS MX921 3%
                  FILTER 2%
                  DIODE IN4148 2%
                  PHOTODIODE 2%
                  SERIAL NBR LABEL 2%
                  DOME SWITCH 2%

                       ** PCS.                                                  TOTAL->1,390,000.00
                       ==                                                       =====  ============

======================================================================================================

Packing            : 5 PCS. PACKED IN ONE BAR, 25 PCS. PER ONE POLYFOAM BOX, 100
                     PCS. PER INNER & 200 PCS. PER OUTER CTN.

Spare Parts/Unit   : NIL

Delivery Schedule  : ** PCS. Delivery Schedule to be determined by availability of batteries. All other mat'ls should be immediately obtained for production.

Payment            : 20% VALUE OF MONTHLY ORDER AS DEPOSIT.  BALANCE VALUE
                     SHOULD BE PAID BY T/T UPON 2 WEEKS NOTIFICATION OF
                     SHIPMENT.

Documentation      : NIL

Others             :

REMARKS            : THE ABOVE DELIVERY SCHEDULE IS SUBJECT TO YOUR CONSIGNED
                     MATERIALS TO BE DELIVERED TO N.E.W. 2 WEEKS PRIOR TO EACH CONFIRMED SHIPMENT. CUSTOMER WILL ADV THE ACTUAL QTY REQUESTED FOR GREEN AND BLACK CASE

Seller:                                 Buyer:
National Electronics & Watch Co., Ltd.

 Signed                                          Signed
 -------------------------------                 ------------------------------
                                                 Authorized Signature & chop

                                                 Date :